UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.)

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☐	Definitive Proxy Statement
☑	Definitive Additional Materials
☐	Soliciting Material Pursuant to Rule §240.14a‑12
THE DAVEY TREE EXPERT COMPANY
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________

FORM 8-K
_____________

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 10, 2017

THE DAVEY TREE EXPERT COMPANY
(Exact name of registrant as specified in its charter)

Ohio	000-11917	34-0176110
(State or other jurisdiction of incorporation)	(Commission File Number)	(Employer Identification Number)

1500 North Mantua Street
P.O. Box 5193
Kent, Ohio 44240
(Address of principal executive offices) (Zip Code)

(330) 673-9511
(Registrant's telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
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Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events
On May 10, 2017, the Board of Directors of The Davey Tree Expert Company (the “Company”) adopted a policy regarding the Company’s exercise of the repurchase rights proposed to be granted to the Company through amendments to Article SIXTH of the Company’s Articles of Incorporation (“Article SIXTH”). The Company’s shareholders have been asked to approve the amendments to Article SIXTH at the Company’s annual meeting of shareholders scheduled to be held on May 16, 2017 (the “Annual Meeting”).
It will be the policy of the Company not to exercise its repurchase rights under the amended Article SIXTH with respect to shares of the Company’s common stock held by current and retired employees and current and former directors of the Company (subject to exceptions set forth in the policy) (collectively, “Active Shareholders”), their spouses, their first-generation descendants and trusts established exclusively for their benefit.
It will also be the policy of the Company not to exercise its rights under the amended Article SIXTH to repurchase shares of the Company’s common stock proposed to be transferred by an Active Shareholder to his or her spouse, a first-generation descendant or a trust established exclusively for the benefit of one or more of an Active Shareholder, his or her spouse and first-generation descendants of an Active Shareholder, or upon the death of an Active Shareholder, such transfers from the estate or personal representative of a deceased Active Shareholder.
Subject to the approval of all of the proposed amendments to Article SIXTH by the shareholders at the Annual Meeting, the policy will become effective upon the filing with the Ohio Secretary of State of a certificate of amendment to the Company’s Articles of Incorporation evidencing the adoption of the amendments to Article SIXTH.
The summary of the policy contained herein does not purport to be complete and is subject to, and qualified in its entirety by reference to, the full text of the policy, a copy of which is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.
Important Information
The Company and its directors, executive officers and employees are participants in the solicitation of proxies from the Company’s shareholders in connection with the Annual Meeting to be held on May 16, 2017. Information concerning the identity and interests of these persons is available in the Definitive Proxy Statement that the Company has filed with the Securities and Exchange Commission on April 6, 2017.
The Company has filed a Definitive Proxy Statement in connection with the Annual Meeting. The Definitive Proxy Statement, any amendments thereto and any other relevant documents, and other materials filed with the Securities and Exchange Commission concerning the Company are (or will be, when filed) available free of charge at http://www.sec.gov or from the Company by accessing its website at www.davey.com under the tab “Corporate Information” at the bottom of the page and then under “SEC Filings.” Shareholders should read carefully the Definitive Proxy Statement and any other relevant documents that the Company files with the Securities and Exchange Commission when they become available before making any voting decision because they contain important information.

Item 9.01	Financial Statements and Exhibits
(d)    Exhibits

Exhibit Number	Description to Exhibit
99.1	Policy on Implementation of Certain Company Rights Under Article Sixth of the Amended Articles of Incorporation.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE DAVEY TREE EXPERT COMPANY

By:	/s/ Joseph R. Paul
Joseph R. Paul
Executive Vice President, Chief Financial Officer and Secretary

Date: May 11, 2017

EXHIBIT 99.1
THE DAVEY TREE EXPERT COMPANY

POLICY ON IMPLEMENTATION OF CERTAIN COMPANY RIGHTS UNDER
ARTICLE SIXTH OF THE AMENDED ARTICLES OF INCORPORATION

May 10, 2017

1.
If the shareholders of the Company approve all of the proposed amendments to the Company’s Amended Articles of Incorporation (the “Articles”) set forth in Proposals 2 - 4 of the Company’s proxy statement dated April 6, 2017 (the “Article SIXTH Amendments”), this Policy shall become effective upon the filing with the Ohio Secretary of State of a certificate of amendment to the Articles evidencing the adoption of the Article SIXTH Amendments.

2.
Capitalized terms not otherwise defined in this Policy shall have the respective meanings assigned to them in the Article SIXTH Amendments. Any summary or description in this Policy of the provisions of the Article SIXTH Amendments is qualified in its entirety by reference to the full text of the Article SIXTH Amendments and the Articles. References to “Article SIXTH of the Articles” and phrases of similar import refer to such Article SIXTH as proposed to be amended by the Article SIXTH Amendments.

3.
The Article SIXTH Amendments provide, among other things, that the Company and the ESOT shall have the right, at their option, to purchase (i) all Common Shares proposed to be transferred by a shareholder (or, following the death of a shareholder, the shareholder’s estate or personal representative) to a third party, other than transfers to a current employee of the Company (the “Right of First Refusal”), and (ii) any or all Common Shares held by any shareholder, other than the ESOT, a former employee who has retired from the Company or a current employee or director of the Company (the “Repurchase Right”).

4.
Until such time, if any, as this Policy shall be waived, amended, superseded or withdrawn by future action of the Board of Directors of the Company (the “Board”), it shall be the policy of the Company that the Company shall not, and shall recommend to the ESOT that it not, exercise their respective rights under the Right of First Refusal set forth in subsection (a) of Article SIXTH of the Articles with respect to proposed transfers of Common Shares:

(i)
by a current Employee, an Employee who has Retired, a current Director or a Director who has ceased to be a Director other than at the request of the Company or upon removal by the shareholders (each, a “Active Shareholder”) to the spouse or one or more first-generation descendants of the Active Shareholder related by blood, marriage or adoption (a “First-Generation Descendant”);

(ii)
from an Active Shareholder to a trust established exclusively for the benefit of one or more of the Active Shareholder, his or her spouse and one or more First-Generation Descendants of the Active Shareholder or from such a trust to one or more of the Active Shareholder, his or her spouse and one or more First-Generation Descendants of the Active Shareholder,

(iii)
upon the death of an Active Shareholder, by will or the laws of intestate succession from the Active Shareholder’s estate or personal representative to one or more of his or her spouse, one or more First-Generation Descendants of the Active Shareholder and a trust established exclusively for the benefit of one or more of his or her spouse and one or more First-Generation Descendants of the Active Shareholder;

(iv)
from the spouse of an Active Shareholder to one or more of the Active Shareholder, one or more First-Generation Descendants of the Active Shareholder and a trust established exclusively for the benefit of one or more of the Active Shareholder, the spouse and one or more First-Generation Descendants of the Active Shareholder or from such a trust to one or more of the Active Shareholder, his or her spouse and one or more First-Generation Descendants of the Active Shareholder;

(v)
upon the death of the spouse of an Active Shareholder, by will or the laws of intestate succession from the deceased spouse’s estate or personal representative to one or more of the Active Shareholder, one or more First-Generation Descendants of the Active Shareholder and a trust established exclusively for the benefit of one or more of the Active Shareholder and one or more First-Generation Descendants of the Active Shareholder.

5.
Until such time, if any, as this Policy shall be waived, amended, superseded or withdrawn by future action of the Board, it shall be the policy of the Company that the Company shall not, and shall recommend to the ESOT that it not, exercise their respective rights under the Repurchase Right set forth in subsection (d) of Article SIXTH of the Articles with respect to Common Shares held by:

(i)	an Active Shareholder;

(ii)	the spouse of an Active Shareholder;

(iii)	a First-Generation Descendant of an Active Shareholder;

(iv)	a trust established exclusively for the benefit of one or more of an Active Shareholder, his or her spouse and one or more First-Generation Descendants of the Active Shareholder;

6.
Notwithstanding the foregoing, management of the Company may in any particular case, in its discretion, condition the Company’s forebearance from the exercise of the foregoing rights as contemplated by this Policy upon its satisfaction that the terms of any trust established for the benefit of one or more of an Active Shareholder, his or her spouse and one or more First-Generation Descendants of the Active Shareholder are not inconsistent with the intent and purposes of, and do not and will not unduly impede the Company’s future exercise of its rights under, Article SIXTH of the Articles; and

7.	The Board reserves to itself the power to amend, supersede or withdraw this Policy at any time and from time to time in whole or in part either generally or in one or more particular cases.